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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2003

                               Twinlab Corporation

               (Exact Name of Registrant as Specified in Charter)


      Delaware                       0-21003                    11-3317986
      --------                       -------                    ----------

(State or Other Jurisdiction       (Commission                (I.R.S. Employer
    of Incorporation)              File Number)              Identification No.)

                          150 Motor Parkway, Suite 210
                            Hauppauge, New York 11788

                    (Address of Principal Executive Offices)
                              --------------------

                                 (631) 467-3140

              (Registrant's telephone number, including area code)

                              --------------------



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits
                99.1 Press release of Twinlab Corporation (the "Company") dated May 15, 2003, reporting the Company's first quarter 2003 results.


ITEM 9.  Regulation FD Disclosure

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition" is being furnished under this Item 9, "Regulation FD Disclosure." This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

         On May 15, 2003, Twinlab Corporation reported financial results for the three months ended March 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 15, 2003              TWINLAB CORPORATION
                                    (registrant)


                                    By:   /s/ Ross Blechman
                                       -------------------------------------
                                    Name: Ross Blechman
                                    Its: Chairman of the Board,
                                         Chief Executive Officer and President



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                                  EXHIBIT INDEX


Exhibit No.         Description

99.1 Press release of Twinlab Corporation dated May 15, 2003, reporting the Company's first quarter 2003 results.

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